Shareholder Outreach Off-Season 2021 October 2021 macys inc 0

Safe Harbor Statement All forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. A detailed discussion of these factors and uncertainties is contained in the company's filings with the Securities and Exchange Commission. This presentation includes non-GAAP financial measures that exclude the impact of certain financial statement items. Additional important information regarding these non-GAAP financial measures can be found on the Investors section of our website. 1

Contents Polaris strategy to achieve long-term sustainable top and bottom line profitability Sustainability strategy Diversity & Inclusion Total Rewards Governance profile 2

*POLARIS

POLARIS STRATEGY

Key Pillars of Polaris

1	Win with fashion and style	**Deliver fashion and style that meet core and new customer needs across all occasions,** via existing and new retail platforms. Transform our assortment architecture, fashion curation, inventory productivity, and vendor relationships to support.
2	Deliver clear value	**Build trust and deliver value through simple, easy-to-understand pricing and promotions.** Deepen core and new customer engagement through hyper-personalized loyalty ecosystem, communication and personalized experiences.
3	Excel in digital shopping	**Provide a modern, frictionless digital shopping journey,** supported by seamless UI, immersive category-level experiences and a convenient delivery and returns experience that is fully connected to stores.
4	Enhance store experience	**Create a tech-enabled, connected omni-ecosystem** that supports reimagined store experiences focused on discovery, convenience, service and engagement; delivered through streamlined stores portfolio and new off-mall formats.
5	Modernize supply chain	**Move toward a faster and more efficient customer fulfillment infrastructure** while improving convenience and the delivery experience – profitably.
6	Enable transformation	**Ensure we have the right technology infrastructure and data and analytics** to execute and sustain our plans. **Ensure colleagues have the support, development and tools they need** while fostering a performance-driven operating model.

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Fundamental improvements and new experiences Upgraded search function to Google Cloud, utilizing AI and machine learning to improve customer experience Improved experience and advanced recommendations: real-time, data-driven, help customers discover what they need or inspire them to expand shopping Leveraging data and analytics tools to most efficiently plan, place and price inventory and expand location level pricing Higher full-price sell through and lower clearance at Macy’s, Backstage and Bloomingdale’s  Improved inventory planning and better merchant execution supported ability to chase inventory to achieve higher sell-throughs, turnover and AUR Wide assortment of brands and categories able to flex with customer demand Pandemic-driven  categories (i.e. home, fine jewelry and fragrances) remained strong and dormant categories (i.e. dressy and luggage) improved Launched U40 brand (And Now This) and contemporary sitelet Launched partnership with Toys ‘R’ Us to expand toy offering Improved 2Q21 trend in stores sales, 18 percentage point sequential improvement from 1Q21 Applying contemporary sitelet / U40 strategy to a physical format to launch in 160 stores Comparable sales for Backstage store-within-store locations open more than one year continue to outperform full line Macy’s stores in 1Q21 and 2Q21 Continuing to update infrastructure and network, while leveraging improved data and analytics capabilities in fulfillment strategies to meet customers' desire for speed and convenience Supported ability to stay agile and navigate disruptions by adjusting freight strategies, working closely with brand partners and pushing for more product Continuing to modernize technology foundations; ensuring agility to react to customers and the market regardless of channel Building out data science and analytics capabilities with a focus on areas of competitive differentiation Welcomed new Chief Information Officer 1H 2021 Polaris Accomplishments Win with Fashion & Style Deliver Clear Value Excel in Digital Shopping Enhance Store Experience Enable Transformation Modernize Supply Chain POLARIS STRATEGY 5

Digitally Led Omnichannel Strategy Our Omnichannel Ecosystem includes a strong fleet of stores in the best mall and off-mall locations that are fully integrated with online and mobile platforms  Well-integrated strategy built on a strong brand leveraging every advantage of brick & mortar and every opportunity of digital  Digital sales per capita in markets with stores is 2 to 3 times higher1 Later this year, Macy’s, Inc. will open three new off-mall Market by Macy's locations in the Atlanta and Dallas areas  Our Omnichannel Customer2 Shops frequently, 3 times more than single-channel customer Purchases across categories, 2 to 3 times more than single-channel customer Spends more, 2.5 to 3.5 times more than single-channel customer Committed to delivering a dynamic, seamless integration between physical stores and digital shopping – the most effective way to meet the needs of an omnichannel customer Outperforming and exceeding expectations and raised guidance POLARIS STRATEGY 1Based on FY 2019 macys.com sales. 2Based on trailing twelve months May 2021 for the Macy’s brand. Data & Analytics Stores Digital order Fulfilment 6

POLARIS STRATEGY

Digitally Led Omnichannel Strategy

The pandemic reinforced the importance of our digitally-led omnichannel strategy and we are now focused on achieving $10 billion of digital sales by 2023

Digital Channel Performance (Q2 2021)

- Sales +45% vs. Q2 2019 (pre- COVID-19)
- Net sales penetration of 32% (up from 22% in Q2 2019) — 37% for Q1 2021
- 61% of digital demand sales occurred on mobile device*
- 519mm average visits (up 22% vs. Q2 2019)*
- Conversion rate of 4% (up 10% vs. Q2 2019)*
- 17% of digital sales are vendor direct[1]*
- 41% of new customers came through the digital channel*
- Digital channels generate a contribution margin that is mid-single digits higher than stores (based on FY2019 results)

Store Highlights (Q2 2021)

Store Locations by Banner



160
54
512
macy's
bloomingdale's
bluemercury

Total of 726 across all banners

- Stores represented 68% of sales
- Repositioning existing store fleet within highest quality malls (primarily A&B malls)
- Testing new formats (e.g., store within a store, off-mall, etc.)
  - ✓ Opened six new Macy's Backstage (including store within stores)

* Macys.com only. [1] Fulfilled by vendors directly to Macy's customers.

Targeted long-term Adjusted EBITDA margin in the low-double digits

Capital Allocation Highlights: 1H2021 Capital expenditures of $230 million, down from $501 million in 2019, due primarily to a reduction in capital projects and spend as result of COVID-19 Projected capital expenditures in FY 2022 and FY 2023 of approximately $1 billion annually Heavily focused on strengthening our omnichannel capabilities with investments in digital shopping experiences, data and analytics, technology infrastructure and more efficient fulfillment capabilities, all supporting profitable growth $2.1 billion in cash at the end of 2Q21 due to strong performance and strong cash generation from Polaris cost-saving initiatives, giving us the confidence to execute on our capital allocation strategy  In 3Q21,  - Repaid $1.3 billion in Senior Secured Notes  In October, planned early retirement of $294 million unsecured debt due in January 2022  Expected to result in a leverage ratio no more than 2.5x by year-end  Reinstatement of dividend, allows return of up to $95 million of cash to investors in 2021; nearly $200 million annually  Starting with 15¢ a quarter, expected to grow over time with approvals from Board of Directors  Share repurchase program $500 million authorization Optimizing Capital Allocation, Strengthening Balance Sheet, and Returning Capital to Shareholders POLARIS STRATEGY 8

Sustainability

Sustainability at Macy’s, Inc. A center of excellence, working with partners across the organization Be the leader in accessible, sustainable product offerings, elevating sustainability for new audiences Shape policies that protect people, the planet and the Macy’s, Inc. brands Develop programs to improve the environmental and social impact of Macy’s, Inc. business operations  Collect relevant, reliable data to support efforts and share information inside and outside the organization Design governance frameworks that drive accountability and winning results The Sustainability team guides Macy’s, Inc. on how to profitably grow – now and in the future – by improving the company’s environmental, social and governance (ESG) performance By helping our business do what’s best for people and the planet, our work strengthens Macy’s, Inc. lifetime relationships with customers and colleagues, as well as our suppliers, the workers and communities in our global supply chain, our investors, and other groups advocating for a thriving society and environment. POLARIS STRATEGY SUSTAINABILITY 10

Sustainability Center of Excellence The Sustainability team is organized around three key focus areas   Disclosure, data analytics and reporting Product Human rights Oversee Human Rights and Social Compliance policies, practices and compliance with 3rd party providers Ensure compliance across all Macy’s, Bloomingdale’s and Bluemercury’s private sourcing suppliers and 3rd party vendors Establish policies to support our strategy on social compliance and Human rights Provide transparency on compliance Environment Improve the environmental impact of Macy’s business operations  Ensure clarity and priorities of where Macy’s, Inc has greatest opportunity to impact environmental issues Establish policies and practices to improve environmental impact Establish metrics, KPI's and scorecards to track progress Provide data analytics and facilitate data gathering to support and share information inside and outside the organization Drive higher representation of "sustainable" product into the assortment  Establish the guidelines and parameters that support product designation of sustainable Establish roadmap and timing for inclusion of product  categories for branded and private brand product Establish metrics, KPI's and scorecards to track progress SUSTAINABILITY 11

Updates on Key Focus Areas Published the 2020 Sustainability Report in October 2021 Product Social Compliance sets policy, strategy, process, and provides transparency on compliance through targeted reporting.    This year work began to centralize social compliance for Macy’s, Bloomingdales and 3rd-party vendors providing  private label products.  A new service provider,  Elevate, was selected to deliver consistent supply chain monitoring, remediation, and risk analysis. Q2, Macy's Engaged Article One, a leader in HR transformation,  to uncover and mitigate human rights risk across the enterprise.  The outcome will strengthen Macy's human rights policy and  drive transformative change in all aspects of our business to deliver positive social impact.   Human Rights Q2, completed the Carbon Disclosure Report. Improvements were made to governance which now showcases oversight from Board of Directors down and third-party verification of the data used to produce the report.   Leveraging  the efforts for faster and more efficient customer fulfillment, there is focus on where there is also improved environmental impact of Macy’s business operations and how to measure that impact.  Partnering with a third-party energy consultant, develop road map for accelerating our renewable energy program. Since 2010, Macy’s has reduced total energy consumption by more than 17.8% through LED lighting retrofits. Expanded free electric vehicle charging to 37 locations, powered ~1,714,040 electric miles and avoided 763,482 lbs. of CO2 in FY2020. Environment Work began early 2021 on a digital first approach for a sustainable product assortment strategy. The end results covers four categories of products and three families of business, apparel, home and beauty. Q3, launched a Sustainability Sitelet featuring category 1 products defined as those with sustainable attributes backed by third party certification. The assortment features both Market and Private Products. Current focus is on category 2, social purpose and category 3, sustainable innovations for 2022 expansion. SUSTAINABILITY 12

Sustainability Sitelet: Small Steps, Big Change First Phase: Home, Apparel and Beauty Products with Third-Party Certifications/Trademarked Fibers Launch will highlight a new Private Brand, Oake that has been designed to use sustainable alternatives where possible. SUSTAINABILITY Small steps, big change. Sustainability for good Shop Independently certified earth-friendly products right here. Sourced from sustainable materials Responsibly produced Made safer or cruelty-free Find out More Sourced from sustainable materials Made or packaged with certified recycled, repurposed, or organic content expressly to lessen the impact on our environment. Responsibly produced Ethically created to ensure the safest labor practices and responsible management of natural resources. Made safer or cruelty-free Designed to be free from chemicals of concern or free from animal cruelty and testing.13

Diversity & Inclusion

MARKETING: Consistently and genuinely reflect the full spectrum of our customers in our imagery, messages and experiences COMMUNITY: Drive impact through relationships that reflect our goals and values SUPPLIER: Drive growth with underrepresented suppliers CUSTOMER: Ensure every customer is welcomed, accepted and respected COLLEAGUE: Reflect the full spectrum of diversity at all levels of our organization Diversity & Inclusion Vision, Mission and 5 Focus Areas VISION: Be a beacon of diversity & inclusion for our colleagues, customers and communities MISSION: Embed diversity & inclusion into how we think, act and operate DIVERSITY AND INCLUSION ICONS OF STYLE A collab with 5 Black visionaries to move the world of fashion forward.15

DIVERSITY AND INCLUSION

Diversity & Inclusion

Our Journey


ICONS OF STYLE
A collab with 5 Black visionaries to move the world of fashion forward.

EARLY 2000s

Business Case for Diversity

- Focused on compliance & representation
- Managed brand reputation through relationships with influential community leaders
- Established Security Monitor role to mitigate risk
- Launched Customer Bill of Rights in NY

2010-2017

Launched Workshop at Macy's

- Established retail & nonretail supplier diversity offices
- Launched Workshop at Macy's designed to educate Women- and Minority-owned brands to do business at scale
- Developed merchandising strategies to address changes in demographics across U.S. & spending power
- Organized Diversity & Inclusion Business Council (DIBC) to drive accountability

2018-2019

Established D&I Center of Expertise

- Launched holistic, enterprise-wide diversity & inclusion vision and mission
- Defined clear goals and KPIs leveraging global benchmarking
- Reinstated the DIBC to drive accountability
- Published goals externally to increase transparency
- Expanded Customer Bill of Rights to all Stores

2020

Racial Injustice & Need for Systemic Change

- Refocused diversity & inclusion strategy to address current climate
- Led change through five focus areas: Colleague, Customer, Supplier, Community, Marketing
- Signed the 15% Pledge to increase spend with Black-owned businesses

2021

Accelerate Progress on D&I

- Published Macy's, Inc. Human Capital Report
- Increased diverse retail spend with Black-owned businesses
- Joined efforts with CEO Action for Racial Equity to advance scalable and sustainable public policies

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Diversity & Inclusion Increased Ethnic Diverse Representation at all Levels DIVERSITY AND INCLUSION The number of VP+ has remained consistent since July 2020 Diverse turnover at VP+ is lower than non-diverse turnover in 2021 Female representation remains a strength at Macy’s – where over 72% of our overall workforce and 60% of our Sr. Director+ population is female Bar Chart ICONS OF STYLE A collab with 5 Black visionaries to move the world of fashion forward. % Ethnic Diversity by Job Level% Female17

Diversity & Inclusion 2021 Key Accomplishments Celebrated a decade of the Workshop at Macy’s with expanded class size Launched Icons of Style, a collaboration with 5 Black fashion designers Expanded portfolio of diverse suppliers Strengthened program infrastructure with support from executive champions encouraging purchasing products & services from diverse suppliers. COLLEAGUE Empowered and educated Stores Leadership and their teams to ensure an inclusive customer experience in Stores Initiated in-depth consumer research to better understand “blind spots” and insights into current shopping experience Fostered stronger Customer Bill of Rights advocacy and intervention Expanded opportunities for colleagues to experience connection, achieve belonging, & build community Invested in People Leader development & increased People Leader accountability Strengthened leadership development program for ethnically diverse talent Assumed leadership role with CEO Action for Racial Equity (CEOAFRE) to drive systemic change Supported economic growth and business development in underrepresented groups Advanced diverse representation in advertising to reflect our customer Integrated deeper cultural fluency across marketing activities and history/heritage moments in partnership with JOY Collective Ensured media targets ethnically diverse audiences by vehicle and reach CUSTOMER SUPPLIER COMMUNITY MARKETING DIVERSITY AND INCLUSION 18

Diversity & Inclusion What’s Ahead DIVERSITY AND INCLUSION Accelerate the Work from 2021 Drive Action, Transparency & Accountability • Further an inclusive culture: leverage feedback from colleagues and create opportunities to further education, drive meaningful dialogue and engagement • Commit to sharing our progression towards an inclusive and equitable company and culture, hold ourselves accountable with metric-based goals and targets • Provide an inclusive environment for all customers by celebrating and honoring their diverse values and identities Lead Sustainable Change • Serve as the champion for CEOAFRE’s Business Diversity Initiative: Advancing Equity through Diverse Corporate Contracting and Procurement • Be a catalyst for change in the fashion industry for supplier diversity 19

Compensation

Total Reward Strategies for Attraction and Retention Our goal is to build a rewards strategy that encourages and recognizes performance. Here are some recent highlights: Due to the challenges of the pandemic and the contributions of our colleagues, we provided premium pay and implemented a COVID specific emergency pay policy as well as appreciation and thank you bonuses Free onsite COVID vaccine clinics offered in multiple locations Investments in pay for our frontline colleagues in stores and supply chain Annual incentive plan for 7,200+ professional colleagues tied to performance Path to Growth: Every job matters, and the Path to Growth Incentive plan recognizes the role our frontline colleagues play in driving our success. The quarterly incentive is tied directly to measurable goals and 97%+ of locations have received this reward in 2021 spring season.  Macy's Make Magic Awards and Bloomingdale’s Golden B & Best of the Best: These annual and bi-annual awards recognize individuals and teams who exhibit extraordinary effort and achieve extraordinary results  Spot Bonus: Cash rewards for colleagues who go above and beyond in living our behaviors Commissions and new Top Seller programs for store colleagues Total Rewards Strategies We believe pay equity is fundamental to our culture, diversity and inclusion strategy. In 2021, Macy’s, Inc. achieved greater than 99% pay equity across gender and race. 21

2020 and 2021 Context for Incentive Plan Designs Macy’s, Inc. began 2020 on a transformation path to stabilize profitability and position the Company for strong future growth, driven by our comprehensive multi-year Polaris strategy initially presented at Investor Day in February 2020. Within a few weeks, the COVID pandemic delivered a series of unprecedented challenges. The Compensation and Management Development (CMD) Committee took a prudent approach to plans in 2020 by: Delaying setting plans to ensure goals aligned with short- and long-term strategies defined as a result of the pandemic, Guarding against unintended consequences, including  windfalls to executives, that could have occurred had plans been set at onset of pandemic, and  Appreciating the high degree of uncertainty in performance by designing plans with (1) established wider performance ranges and (2)  reduced maximum payout opportunities in the short- and long-term incentives from the typical 200% to 125% and 150%, respectively. Macy’s, Inc. began 2021 with a business momentum from the fourth quarter  of 2020 and a recommitment to the Polaris strategy in the backdrop of continued pandemic uncertainty. High uncertainty regarding the vaccine availability and acceptance at the time of 2021 plan rollout, Shifts in customer behavior –  unknown which were temporary and which were long-lasting The CMD Committee designed 2021 incentive plans to reflect a gradual return to a more normalized business environment.  The plans continue to showcase their purpose to motivate leadership while acknowledging the high uncertainty related to the pandemic.   The macro and business environment are reflected in the design features including continued reduced maximum payout caps vs. the typical 200%, narrower performance curves, equity-mix while showcasing steps towards our usual financial metrics. 2020 2021 EXECUTIVE COMPENSATION 22

Compensation Programs Grounded in Strong Governance Practices EXECUTIVE COMPENSATION Align pay with company performance Incentive plans use multiple metrics to reward performance for driving company strategy and align to stock price performance Leverage relative total shareholder return metric, with a cap if company performance is not positive and a maximum-value cap that limits payout to 400% of the target grant date value No dividend equivalents on unvested performance-based or time-based restricted stock (PRSUs or RSUs) Stock ownership guidelines Recoupment policy Double trigger vesting of equity awards No excise tax gross ups No option repricing/cash buyouts without shareholder approval Anti-pledging and hedging policies 23

Strong Alignment between Pay and Performance is at the Core of Compensation Program There were no changes to the target compensation levels for any of our NEOs for 2021, including base salaries and target incentive opportunities  Along with our shareholders, our CEO will realize gains as the stock price recovers Since becoming CEO in 2017, Mr. Gennette has only sold Macy’s stock to cover taxes due upon vesting EXECUTIVE COMPENSATION AT RISK COMPENSATION $10.8M Long term incentives $10,760 $4,987 $3,630 $10,760 $3,738 $10,760 2018 2019 2020 AT RISK COMPENSATION (88%) Base Salary 12% Annual Incentive 20% RSUs 34% PRSUs 34% $10.8M Pie & bar chart 24

2021 Short-Term Incentive Plan In alignment with the 2021 business plans, plan design focuses key financial metrics of Sales and EBITDA and strategic initiatives The design of the 2021 short-term incentive (STI) plan reflected a transition from the unique metrics in 2020 to more customary metrics of Sales and EBITDA The equally weighted Strategic metrics align with our focus of the year: Gross Margin to drive profitable sales Omni-Net Promoter Score (NPS) to provide strong customer focus as they returned to the stores or continued shopping online and Culture Index to motivate our leaders for championing the company culture in these uncertain times and driving ethnic diverse representation of 30% at the Senior Director+ level by 2025 Each metric has an individual maximum opportunity of 175%; and balancing reward appropriately to risk, the total maximum opportunity is capped at 150% vs. the usual 200% EXECUTIVE COMPENSATION 25

Taking a longer view and as we get beyond the pandemic and business normalizes, we are focused on delivering on metrics that will cement our position as a digitally led omnichannel retailer For achievement of the above long-term strategic objective and to drive shareholder value, we focus on the following PRSU metrics: rTSR focuses on long-term shareholder value and accountability for performance relative to the broader retail sector We foresee digital penetration exceeding 40% and will drive for $10+ billion in sales to come from digital channels by 2023. Hence, 2023 digital sales metric has been added in the 2021 – 2023 LTI plan  2021 Long-Term Incentive Plan Plan design focuses on both stock price performance and achievement of a key long-term strategic metric EXECUTIVE COMPENSATION PRSU metrics performance metric performance metric weighting threshold ( 50% of target opportunity) 75% of target opportunity Target (100% target opportunity) 125% of target opportunity Maximum (150%/200% of target opportunity of rTSR/digital sales, respectively) Relative total shareholder return 60% 25th - < 35th percentile 35th - < 45th percentile 45th - < 60th percentile 60th - < 70th percentile ≥70th percentile 2023 digital sales 40% 92% of plan 100% of plan 108% of plan total LTI opportunity 50% of target 100% of target 170% of target.50% PRSU 50% RSU.26

Corporate Governance

Corporate Governance Highlights CORPORATE GOVERNANACE 9 of 10 directors are independent Lead independent director Annual board and committee evaluation Majority voting in uncontested director elections Annual election of all directors No Poison Pill plan Board and committee oversight of risk Policy prohibiting pledging and hedging ownership of Macy’s, Inc. stock Confidential shareholder voting policy Proxy access Director resignation policy Regular non-executive sessions of independent directors Director retirement policy Share ownership guidelines for directors and executive officers Diverse board in terms of gender, ethnicity, experience and skills Single voting policy Independent board committees 28

RACIAL/ETHNIC DIVERSITY 1   Hispanic 1   Asian American 2   African American INDEPENDENCE DIRECTOR AGE 57.2 years Average age Corporate Governance Highlights Directors provide effective mix of experience, fresh ideas, gender, age and racial/ethnic diversity GENDER DIVERSITY DIRECTOR TENURE 8.6 years Average tenure Note: NYSE standards CORPORATE GOVERNANACE Note: Includes the election of two new directors in October 2021. Corporate Governance Highlights Directors provide effective mix of experience, fresh ideas, gender, age and racial/ethnic diversity 33% Ethnically Diverse 8 4 Macy’s Chairman • and CEO 1 11 92% independent 40 – 49 YRS 50 – 59 YRS 60 – 69 YRS 70+ YRS 33% 33% 8% 25% <5 YRS 5 – <10 YRS 10 - <20 YRS >20 YRS 33% 42% 8% 17% 29

Appendix

Health and Safety Standards We have created an environment that enables our customers and colleagues to shop and work with safety, confidence and peace of mind. ENVIRONMENTAL SAFETY Enhance housekeeping Ensure colleagues follow enhanced cleaning measures Comply with CDC guidelines to increase ventilation, as appropriate, to ensure standards are met Increased safety equipment in-store (barriers, Plexiglass shields) Place sanitation stations throughout stores COLLEAGUE SAFETY Perform wellness checks Provide protective wear Colleague communication and support, including contact tracing and direct colleague messaging CUSTOMER SAFETY Reduce contact between customers and colleagues Enforcing social distancing guidelines (throughout the store and at check out) Contact-less shopping opportunities (curbside pickup, no touch beauty consultations) HEALTH AND SAFETY 31